                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)


Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for use of the
     Commission only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[_]  Definitive additional materials

[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 4a-12

                          WORLDQUEST NETWORKS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:


     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:


     -------------------------------------------------------------------------

     (5) Total fee paid:


     -------------------------------------------------------------------------

     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:


     -------------------------------------------------------------------------


     (2) Form, schedule or registration statement no.:


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     (3) Filing party:

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     (4) Date filed:


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                                      -1-

                           WORLDQUEST NETWORKS, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of WorldQuest Networks, Inc. (the "Company") will be held on Monday, May 21, 2001, at 9:00 a.m., local time, at The Westin Galleria Hotel located at 13340 Dallas Parkway, Dallas, Texas 75240, for the following purposes:

          (1) To elect six members of the Board of Directors to serve until the 2002 annual meeting of stockholders or until their respective successors are duly elected and qualified;

          (2) To ratify and approve the 2001 Stock Option Plan under which 500,000 shares of common stock will be reserved for issuance to key employees, directors and consultants of the Company; and

          (3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     The holders of record of common stock of the Company at the close of business on April 17, 2001 will be entitled to vote at the meeting, as described above.

     For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 16990 Dallas Parkway, Suite 220, Dallas, Texas 75248.


                              By order of the Board of Directors

                              Michael R. Lanham
                              Secretary

April 20, 2001

                           ________________________

     You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

                           WORLDQUEST NETWORKS, INC.

                                PROXY STATEMENT

                                      FOR

                        ANNUAL MEETING OF STOCKHOLDERS

                                 May 21, 2001

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of WorldQuest Networks, Inc. The proxies solicited in connection with this proxy statement will be used at our annual meeting of stockholders to be held on Monday, May 21, 2001 at 9:00 a.m., local time, at The Westin Galleria Hotel located at 13340 Dallas Parkway, Dallas, Texas 75240, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or our Secretary at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed form of proxy are being mailed on or about April 20, 2001.

     Our principal executive office is located at 16990 Dallas Parkway, Suite 220, Dallas, Texas 75248, and our telephone number is (972) 818-0460.

     At the close of business on April 17, 2001, (the "Record Date"), we had outstanding and entitled to vote 6,381,199 shares of common stock, $.01 par value. The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will constitute a quorum. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the annual meeting.

     The Annual Report to Stockholders for the year ended December 31, 2000, including financial statements, is enclosed with this proxy statement.


                           MATTERS TO BE ACTED UPON

     As of the date of this proxy statement, the Board of Directors knows of no matters which are likely to be presented for consideration at the annual meeting, other than the election of directors (Proposal 1) and the ratification and approval of the 2001 Stock Option Plan (Proposal 2). No other matter was timely delivered to us in accordance with our Bylaws for consideration at the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by us prior to the meeting.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS


     At the meeting, six directors are to be elected to hold office until the 2002 annual meeting of stockholders or until their successors are elected and qualified. Our Bylaws provide that the number of directors shall be fixed by the Board of Directors. The Board of Directors is now comprised of six members, as fixed by the Board of Directors. The nominees for consideration by holders of common stock are identified below under "Management".

     Proxies for shares of common stock may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxy FOR the election of the nominees named below unless authorization is withheld on the proxy. We do not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by us.

     The enclosed form of proxy provides a means for holders of common stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of common stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by us. The withholding of authority or abstention or broker nonvotes will have no effect upon the election of directors by holders of common stock because under Delaware law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of common stock will constitute a quorum. The shares held by each holder of common stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting. Abstentions and broker nonvotes will be included for purposes of determining the presence of a quorum.

     The Board of Directors recommends a vote FOR the nominees to the Board of
                                              ---
Directors identified below.

                                  MANAGEMENT


Director Nominees and Executive Officers

     The following table provides information as of March 31, 2001, with respect to each of our nominees for director and each executive officer:

                                                                                SERVED AS EXECUTIVE
                                                                                    OFFICER OR
NAME                                    AGE           POSITION                     DIRECTOR SINCE
----                                    ---       -------------------           -------------------
                                        Director Nominees
B. Michael Adler                        53        Chairman and Chief                    1996
                                                  Executive Officer
Michael R. Lanham                       47        Director, President, Chief            1998
                                                  Operating Officer and
                                                  Secretary
E. Denton Jones /(1)/                   49        Director                              1999

                                                                                Served as Executive
                                                                                    Officer or
Name                                    Age           Position                     Director Since
----                                    ---       -------------------           -------------------
Nabil N. El-Hage/(1)(2)/                42        Director                              1999

Robert A. Farmer/(1)(2)/                62        Director                              2000

Elizabeth H. Buchler/(1)(2)/            51        Director                              2000

                                        Other Executive Officers

Mark C. Levy                            47        Chief Financial Officer               1999
                                                  and Treasurer

__________________________________

(1)  Member of the Compensation Committee.

(2)  Member of the Audit Committee.


     B. Michael Adler is the founder of WorldQuest and has been our Chairman of the Board and Chief Executive Officer since our inception in 1996. Mr. Adler was a director of Intellicall, Inc., a publicly traded public access communications company, until its merger with Wireless WebConnect!, Inc. on March 30, 2001. Mr. Adler founded Intellicall in 1984 and served as Chairman or Vice Chairman of the Board from its inception until November 1993. For approximately the last five years until July 1999, Mr. Adler was the Chairman of the Board of The Payphone Company Limited, a company that installed and owns a wireless pay phone network in Sri Lanka. For approximately the last five years, he has been the Chief Executive Officer of Eagle Venture Capital, LLC, a Delaware limited liability company, formerly known as WorldQuest Networks, LLC.

     Michael R. Lanham joined WorldQuest in December 1998 as a director and the President and Chief Operating Officer. Mr. Lanham was the acting Chief Financial Officer from December 1998 until July 19, 1999. From June 1997 to December 1998, he provided management consulting services to Stratton Voice and Data, a telephone and data integration company. Mr. Lanham was a member of the founding group of MultiTechnology Services Corporation, a competitive local exchange carrier, and served as Chief Executive Officer from May 1991 until June 1997.

     E. Denton Jones has been Chairman of the Board and Chief Executive Officer of New York City Telecommunications Company, Inc., a privately held telecommunications company, since he co-founded it in June 1993. Mr. Jones has been involved in the telecommunications industry since 1984 and owned or operated several privately held telecommunications companies during that time prior to co-founding New York City Telecommunications. These companies were Altus Communications, Inc., MSC Services, Inc., MSC National, Inc. and NYLT, Inc. (which was formerly known as New York Local Telephone, Inc.). He has been a director of WorldQuest since July 1999.

     Nabil N. El-Hage has been Chairman of the Board, President and Chief Executive Officer of Jeepers! Inc., an owner and operator of 23 family-oriented indoor amusement facilities throughout the United States, since January 1995. He has been a director of WorldQuest since December 1999.

     Robert A. Farmer has been Chief Executive Officer and Chairman of the Board of Advanced Multimedia Group, Inc., a privately held Internet incubator and consulting firm, since November 1999. From August 1994 until

March 1999 he was Consul General of the United States to Bermuda, and from March 1999 until November 1999 he took a sabbatical. Mr. Farmer has been a director of WorldQuest since August 2000.

     Elizabeth H. Buchler has been the owner and principal broker of Real Estate Showcase, a real estate sales and management firm, since 1985. She has been active in the real estate business since 1971 and has served as an officer for the Louisiana Real Estate Commission and various state and local realtor boards. She has been a director of WorldQuest since December 2000.

     Mark C. Levy joined WorldQuest in July 1999 as the Chief Financial Officer and Treasurer. For the past five years before joining WorldQuest, he was engaged in financial management consulting services from September 1998 until July 1999 for his own firm, Levy & Associates, was Vice President and Controller from August 1996 until August 1998 of Darling International, Inc., a recycling company, Vice President and Controller from April 1995 until August 1996 of Staffing Resources, Inc., a staffing services and consulting company, and Vice President Financial Services from March 1993 until April 1995 of MBNA Information Services, Inc., a credit card processing company.

     Our Board of Directors has an Audit Committee, a Compensation Committee and a Mergers and Acquisitions Committee. We do not have a nominating committee.

     The Compensation Committee is responsible for recommending to the Board of Directors all officer salaries, management incentive programs and bonus payments. Its current members are Messrs. El-Hage, Jones and Farmer and Ms. Buchler. It held two meetings in 2000.

     The Audit Committee reviews financial press releases and earnings reports, recommends to the Board the independent public accountants to be used by us, reviews with our independent auditors any management letters or other reports which such independent auditors deem necessary to be communicated to us or the Audit Committee, and reviews with our independent auditors the adequacy of our internal accounting controls. Its current members are Messrs. El-Hage and Farmer and Ms. Buchler. The Audit Committee held four meetings in 2000. The Audit Committee is governed by a written charter approved by the Board. A copy of this charter is included as Appendix A. The Audit Committee meets the independence criteria required by Nasdaq.

     The Mergers and Acquisitions Committee reviews possible acquisition candidates with management and makes recommendations to the Board. Mr. El-Hage is the sole member of this committee. He receives a fee of $1,500 per day, plus expenses, for each day spent performing the duties of this committee, and was granted stock options for 50,000 shares of common stock under our Amended 1997 Stock Option Plan as further compensation for serving on this committee. During 2000, Mr. Hage's daily fees totalled $11,250.

     Our Board of Directors held five meetings during 2000 and took actions by six written consents. We pay our non-employee directors annual compensation of $20,000 for their services. In addition, non-employee directors receive a fee of $1,000 for each meeting attended. Non-employee directors attending any committee meeting, other than the Mergers and Acquisitions Committee, receive an additional fee of $1,000 for each committee meeting attended, unless the committee meeting is held on the day of a meeting of the Board of Directors, in which case they receive no additional compensation for attending the committee meeting. Non-employee directors are also reimbursed for reasonable costs and expenses incurred for attending any director or committee meetings. Our officers who are directors are not paid any director fees. Each member of our Board has been granted options to purchase 25,000 shares of common stock under our Stock Option Plan, and each new director will be granted options to purchase 25,000 shares of common stock under the Stock Option Plan concurrently with his or her initial election to the Board. Our Board may also grant discretionary options to directors, in addition to the foregoing options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by us, we are not aware of any failure by any officer, director or beneficial owner of more than 10% of our common stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 2000, except that Robert A. Farmer and Elizabeth H. Buchler filed their Form 3s late by seven days and one day, respectively.

Report of the Audit Committee

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee is composed of a majority of independent directors as required under the Nasdaq's listing standards. It acts under a written charter first adopted and approved by the Board of Directors in 2000 and was amended most recently in March 2001, which is included with this Proxy Statement as Appendix A.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Nabil N. El-Hage, Audit Committee Chair
Robert A. Farmer, Audit Committee Member
Elizabeth H. Buchler, Audit Committee Member

Certain Transactions

     We have a credit facility with Eagle Venture Capital, LLC to provide loans to us of up to $2.5 million at an annual interest rate of 8%. B. Michael Adler, our Chairman of the Board, owns 94% of Eagle Venture. The outstanding amount owed to Eagle Venture by us at December 31, 2000 and 1999 was $1.1 million and $2.0 million, respectively. In May 1999, we amended this credit facility to convert $1.1 million to a term loan with interest and principal payable in May 2002. Eagle Venture also agreed at such time to convert $200,000 of the loan into 60,061 shares of our common stock, at a conversion price of $3.33 per share. On February 10, 2000, we paid $780,000 of the principal balance, and $87,647 of the accrued interest, on the line of credit. On December 21, 2000, the Board authorized payment of $320,436 in accrued interest on the term loan and authorized payment of interest as it accrues. As of March 31, 2001, we have drawn none of the $1.4 million line of credit with Eagle Venture, which is payable on demand. If no demand is made, interest on the outstanding line of credit is payable monthly until May 2002, when the entire loan is due.

     We entered into a Joint Venture Agreement with BDC, LLC, a Nevada limited liability company owned by E. Denton Jones, in April 1999 to fund the installation of one Internet gateway in each of Sri Lanka, Mexico and India. BDC contributed $50,000 to the joint venture and we agreed to be responsible for obtaining the Internet gateways and for installing and operating them. We were entitled to 60% of the profits and losses from the operation of these three gateways and BDC was entitled to 40%. In April 2000, we purchased BDC's interest in the joint venture for $600,000.

     We entered into a Memorandum of Understanding with Advanced Multimedia Group, Inc. on December 10, 1999. Advanced Multimedia agreed to locate possible Internet portals with whom we could establish strategic relationships and to provide formal introductions and facilitate our entering into agreements with the portals satisfactory to us. We agreed to grant Advanced Multimedia options to purchase 50,000 shares of our common stock, at an exercise price of $6 per share, for each such portal. As of March 31, 2001, we had granted options for 100,000 shares to Advanced Multimedia for two portals. We also agreed that Advanced Multimedia would have the right to register shares issued upon exercise of these warrants in any registration statement we filed for the registration of shares, subject to standard underwriter kickout clauses. Robert A. Farmer is the Chairman of the Board and Chief Executive Officer of Advanced Multimedia.

Executive Compensation

Summary Compensation Table

     The following table sets forth information concerning the annual and long term compensation earned by our Chief Executive Officer and each executive officer who had an annual salary and bonus during fiscal 2000 exceeding $100,000. We refer to these individuals collectively as the Named Executive Officers.


                                                                                             Long Term
                                                                                            Compensation
                                                             Annual Compensation               Awards
                                                     ------------------------------------   ------------
                                                                                             Securities
                                                                          Other annual       Underlying
Name and principal position                    Year  Salary($)  Bonus($)  compensation($)      Options
------------------------------------           ----  ---------  --------  ---------------   ------------
B. Michael Adler, Chief Executive Officer      2000  $175,000    $20,000          --             15,000
                                               1999    35,166       --            --              5,000

Michael R. Lanham, President, Chief            2000   125,000     30,000          --             15,000
  Operating Officer and Secretary              1999   125,430       --            --             10,000

Mark C. Levy, Chief Financial Officer          2000   120,000     15,000          --               --
  and Treasurer                                1999    45,449       --            --            100,000

  We do not have employment agreements with any of these officers relating to the payment of their salaries or any other matter. Their salaries will be reviewed by the Compensation Committee annually, who will make recommendations to the Board of Directors for any adjustments. Adjustments will be based on our performance and condition, the officer's performance and such other criteria deemed pertinent by the Compensation Committee.

Option Grants

  The following table provides certain summary information concerning shares of common stock represented by stock options granted to each of the Named Executive Officers during fiscal year 2000.


                                             Percentage of Total
                     Number of Securities     Options Granted to     Exercise  Expiration
                      Underlying Options   Employees in Fiscal Year   Price       Date
                     --------------------  ------------------------  --------  ----------
B. Michael Adler           15,000                      22.2           $19.125     3/30/07

Michael R. Lanham          15,000                      22.2           $19.125     3/30/07

Mark C. Levy                 --                         --               --          --


Fiscal Year-End Option Values

  The following table provides information concerning the shares of common stock represented by outstanding stock options held by each of the Name Executive Officers on December 31, 2000.

                        Number of Securities
                       Underlying Unexercised       Value of Unexercised
                             Options at           in-the-Money Options at
                         December 31, 2000          December 31, 2000(1)
                     --------------------------  --------------------------

                     Exercisable  Unexercisable  Exercisable  Unexercisable
                     -----------  -------------  -----------  -------------
B. Michael Adler          10,000         15,000       $8,438      $  --

Michael R. Lanham        177,867         15,000           --         --

Mark C. Levy              20,000         80,000           --         --

__________________________________

(1) Value is based on the closing sales price of $2.6875 per share on December 29, 2000, the last trading day in 2000.


    No options were exercised by the Named Executive Officers during fiscal year 2000.


                                   PROPOSAL 2
              RATIFICATION AND APPROVAL OF 2001 STOCK OPTION PLAN

General

  Our Board of Directors has approved, and recommends that the stockholders ratify and approve, the adoption of the 2001 Stock Option Plan (the "Plan") under which we will reserve 500,000 shares of common stock for issuance to our key employees, directors and consultants pursuant to options granted by the Board during the term of the Plan. The affirmative vote of the holders of more than 50% of the shares of common stock present at the meeting, either in person or by proxy, is necessary to ratify and approve the Plan. Accordingly, if a stockholder abstains from voting certain shares on the ratification and approval of the Plan, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote. Following is a description of the Plan.

  The purposes of the Plan are to encourage key employees, directors and consultants of our company and our subsidiaries to acquire a proprietary interest in us and thus share in the future success of our business; to enable us, by offering comparable incentives, to attract and retain quality management personnel, directors and consultants who are in a position to make important and direct contributions to our success; and to promote a closer identity of interests between our employees, directors and consultants and our stockholders. The maximum number of shares reserved for issuance and subject to option under our Plan will be 500,000 shares of common stock. Under the Plan, our officers, key employees, directors and consultants will be eligible to receive options to purchase common stock. The exercise period of each option will be determined by the Board, but no option shall have a term longer than ten years. Options granted under the Plan will be nonqualified stock options. The Board is authorized to designate the recipients of options, the dates of grants, the number of shares subject to options, the option price, the terms of payment upon exercise of the options, and the time during which the options may be exercised.

  The Plan will continue for a period of ten years and no options will be granted on or after January 15, 2011. All options granted prior to that time will remain in effect in accordance with their terms. In the event of any future change in our common stock as a result of stock splits or stock dividends, mergers, recapitalizations, reorganizations, liquidations or combinations or exchanges of stock, or otherwise, the number of shares available for option and subject to any option and the price per share of shares subject to any option may be proportionately adjusted by the Board.

  The Board has full power to select optionees from among the officers, key employees, directors and consultants of our company and our subsidiaries, and to specify the terms and conditions of any option granted under the Plan; however, no option may be granted at an exercise price less than the fair market value of our common stock on the date of the grant of such option. No option may be exercisable more than ten years after the date of its grant, but options may have differing permissible exercise periods. Options may be exercisable either in whole or in part, but not less than 100 shares may be purchased at any one time unless the number purchased is the total number of shares at that time purchasable under the option. Under the Plan, we may make loans available to stock option holders, subject to our Board's approval, in connection with the exercise of options granted under the Plan. If shares of common stock are pledged as collateral for such indebtedness, such shares may be returned to us in satisfaction of such indebtedness. The exercise price of any option granted under the Plan is payable in full in cash or in such other consideration as the Board deems appropriate, including shares of common stock valued at fair market value as of the date of exercise of the option. If an option granted under the Plan expires or terminates, for any reason, the shares subject to any unexercised portion of such option will again become available for the issuance of further options under the Plan.

  Options may not be transferred except by will or the laws of descent and distribution, and during the lifetime of the optionee to whom granted, may be exercised only by such optionee while he is an employee or consultant of the Company or a subsidiary corporation; provided that options may be exercised by the optionee within three months after termination of the employment or consulting relationship (unless the option expires earlier by its terms), unless such termination was due to death or disability of the optionee. In the event of the death or disability of an optionee while employed by us or serving as a consultant, the Board may extend the option for up to one year and the option shall be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within one year after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such option on the date of his death or disability. Notwithstanding the foregoing, options granted to directors may be exercisable for a period of up to seven years following the date such director ceases to be one of our directors.

  The Board may amend the Plan at any time in any manner; however, no amendment may be made without stockholder approval if the amendment would increase the maximum number of shares issuable under the Plan (with the exception of adjustments resulting from changes in capitalization), change the designation of the class of participants eligible to receive options or materially increase the benefits accruing to participants under the Plan.

  In the event shares of common stock are changed into or exchanged for stock in another unrelated corporation or are converted to cash pursuant to a plan of merger, liquidation or dissolution as defined in the Plan, all options issued shall be exercisable with respect to all the shares covered by outstanding options.

  As of the date of this Proxy Statement, there were approximately 26 persons eligible to receive options under the Plan, consisting of three executive officers, four non-officer directors and 19 other employees.

  As of the date of this Proxy Statement, options under the Plan have been granted to the following persons, subject to ratification and approval of the stockholders:


                                                           Shares of Common
                                        Exercise Price     Stock Underlying    Value of
Name and Position                         Per Share             Option       Option /(1)/
--------------------------------------  --------------     ----------------  ------------

B. Michael Adler, Chief                      $--                   --           $--
  Executive Officer and Director

Michael R. Lanham, President,                 --                   --            --
  Chief Operating Officer, Secretary
  and Director

Mark C. Levy, Chief Financial                 --                   --            --
  Officer and Treasurer

                                                                 Shares of Common
                                             Exercise Price      Stock Underlying        Value of
Name and Position                              Per Share              Option            Option /(1)/
-----------------                            --------------      ----------------       -----------

All current executive officers                    --                   --                    --
  as a group (3 persons)

E. Denton Jones, Director                         --                   --                    --

Nabil N. El-Hage, Director                        --                   --                    --

Robert A. Farmer, Director                        --                   --                    --

Elizabeth H. Buchler, Director                    --                   --                    --

All current directors who are                     --                   --                    --
  not executive officers as
  a group (4 persons)

All employees, other than executive             2.6578                 16,782                --
  officers, as a group (19 persons)/(2)/

__________________________________

(1) The value of the option is equal to the number of shares underlying the option multiplied by the difference between the exercise price and $2.375, the closing sales price of our common stock on March 30, 2001.

(2) The granted options vest equally over a three year period and expire on the seventh anniversary after the date of grant, if not exercised prior to expiration. Options for 8,802 shares have an exercise price of $2.6875 per share, and options for 7,980 shares have an exercise price of $2.625 per share, an average exercise price for the 16,782 shares of $2.6578.

    The closing sales price of our common stock on March 30, 2001 was $2.375 per share, and based on this price, the market value of the 500,000 shares underlying the Plan on this date was $1,187,500.

    The Company has one additional stock option plan, the Amended 1997 Stock Option Plan (the "1997 Plan"), under which 500,000 shares are reserved for issuance. As of the date of this Proxy Statement, options had been granted for 495,600 shares reserved under the 1997 Plan. The Board of Directors also administers the 1997 Plan.


Federal Income Tax Consequences

    There are no federal income tax consequences to the optionee or us upon the grant of stock options under the Plan. The federal tax consequences upon exercise are set forth below.

    When an optionee exercises an option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and we may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

    If, upon exercise of an option, the optionee pays all or part of the purchase price by delivering to us shares of already-owned stock, there are no federal income tax consequences to the optionee or us to the extent of the number of shares so delivered. As to any additional shares issued, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to us, and we are allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for the additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to us.

  The Board of Directors of the Company recommends a vote FOR approval and
                                                          ---
adoption of the Plan described above.


          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2001, by each stockholder known to us to own beneficially more than five percent of our outstanding common stock, each current director and nominee, and all executive officers, directors and nominees as a group, based on information provided to us by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table.

  Eagle Venture Capital, LLC is the record and beneficial owner of 2,666,478 of the shares shown in the table below. B. Michael Adler owns a controlling interest in Eagle Venture and is also deemed to beneficially own these shares. The share ownership for Mr. Adler also includes vested options to purchase 10,000 shares and an unvested option to purchase 15,000 shares. WorldQuest Communications, Inc. is the record and beneficial owner of 360,000 of the shares reflected below, but E. Denton Jones beneficially owns 99% of the outstanding capital stock of WorldQuest Communications, Inc. and is also deemed to beneficially own these shares. The ownership for Mr. Jones also reflects 10,000 shares owned by five children of Mr. Jones and 1,000 shares owned by a company with respect to which he shares investment and dispositive power, as well as a vested option to purchase 10,000 shares and an unvested option to purchase 15,000 shares. Mr. Jones is also deemed to beneficially own these shares. The share ownership for Robert A. Farmer includes unvested options to purchase 25,000 shares. It also includes 12,750 shares and vested warrants to purchase 100,000 shares owned by Advanced Multimedia Group, Inc. Mr. Farmer disclaims beneficial ownership of Advanced Multimedia's shares and warrants. Michael R. Lanham's beneficial ownership below includes vested options to purchase 177,867 shares and unvested options to purchase 15,000 shares. Mark C. Levy's beneficial ownership below includes options to purchase 100,000 shares granted effective July 19, 1999, which vest 20%, 30% and 50% on the first, second and third anniversaries of the date of grant. Nabil N. El-Hage owns vested options to purchase 35,000 shares and unvested options to purchase 40,000 shares. Elizabeth
H. Buchler's beneficial ownership includes unvested options to purchase 25,000 shares.


                                           Shares
                                        beneficially   Percentage of
Name and address of beneficial owner        owned       shares owned
--------------------------------------  -------------  --------------
B. Michael Adler                            2,691,478           42.0%
 16990 Dallas Parkway, Suite 220
 Dallas, Texas 75248

E. Denton Jones                               396,000            6.2
 The Claridge, Suite 18D
 3510 Turtle Creek Blvd.
 Dallas, Texas 75219


                                           Shares
                                        beneficially   Percentage of
Name and address of beneficial owner        owned      shares owned
--------------------------------------  -------------  -------------
Michael R. Lanham                          193,167            2.9
     16990 Dallas Parkway, Suite 220
     Dallas, Texas 75248


Robert A. Farmer                           189,250            2.9
     1220 Collins Ave., Suite 220
     Miami Beach, Florida  33139

Elizabeth H. Buchler                        56,799             *
     3870 3rd Street
     Metairie, Louisiana   70002

Mark C. Levy                               100,150            1.5
     16990 Dallas Parkway, Suite 220
     Dallas, Texas 75248

Nabil N. El-Hage                            75,000            1.2
     63 South Ave.
     Burlington, Massachusetts 01803

All directors and
     executive officers
     as a group (7 persons)              3,671,814           52.8

_____________
*    Less than 1%


                         STOCKHOLDER PROPOSALS FOR THE
                      2002 ANNUAL MEETING OF STOCKHOLDERS


  Proposals of stockholders must be received by us at our principal executive office at 16990 Dallas Parkway, Suite 220, Dallas, Texas 75248, by December 21, 2001 for inclusion in our proxy statement and form of proxy relating to the 2002 annual meeting of stockholders.

  In addition, our Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders' meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to our President regarding such nominations or other business. To be timely, a notice must be delivered to the President in writing at our principal executive offices no earlier than January 1 of the year in which such annual meeting will be held and not later than February 15 of the year in which such annual meeting will be held.

  Accordingly, a stockholder who intends to present a proposal at the 2002 annual meeting of stockholders without inclusion of the proposal in our proxy materials for the 2002 annual meeting must provide written notice of the nomination or other business they wish to propose to our President no earlier than January 1, 2002 and not later than February 15, 2002. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


  Ernst & Young LLP served as our principal independent public accountants for 2000, and has been selected by us to serve in 2001. Representatives of Ernst & Young LLP are expected to be present at the 2001 annual meeting of stockholders with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  The following table sets forth the aggregate fees incurred by us for the fiscal year ended December 31, 2000 to our principal auditing firm, Ernst & Young LLP:


         Audit Fees                              $125,500
         Financial Information Systems Design          --
            and Implementation Fees
         All Other Fees:
            Audit-Related Services (1)             93,920
            Other Non-Audit Services (2)           18,106
                                                 --------
         Total                                   $237,526

__________________________________

(1) Represents consultation services, comfort letters and consents in connection with SEC registration statements filed by us ($80,970) and consultation on accounting standards or transactions ($12,950).

(2) Represents fees for federal, state and local tax consulting and compliance services ($12,170) and fees for human resources consulting services ($5,936).



                           EXPENSES OF SOLICITATION


  The cost of solicitation of proxies in the accompanying form will be paid by the Company, including reimbursement to brokerage houses, brokers, custodians, nominees and other fiduciaries for their expenses in forwarding proxy materials to beneficial owners. In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies by telephone, telegram or personal interviews.

                                    By Order of the Board of Directors

                                    Michael R. Lanham
                                    Secretary


April 20, 2001

                                                                      Appendix A
                           WORLDQUEST NETWORKS, INC.

                            AUDIT COMMITTEE CHARTER



Organization

     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of not less than three
(3) directors, a majority of whom meet the definition of "independent director" under Nasdaq's Marketplace Rules, and the remainder of whom are independent of the management of the corporation and are free of any relationship, that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member.

Statement of Policy

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions relating to the corporate accounting and reporting practices of the corporation and pertinent regulatory requirements.

     In carrying out those responsibilities, the audit committee will:

     . Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

     .    Review annually the adequacy of this charter.

     . Review annually a written statement from the independent auditors delineating all of their relationships with the corporation, consistent with Independent Standards Board Standard 1, and discussing with the independent auditors any disclosed relationships or services that may impact the objectivity or independence of the independent auditors, and taking or recommending appropriate action regarding such independence, including, where appropriate, replacing the independent auditors.

     . Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     . Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transaction or procedures that might be deemed illegal or otherwise improper.

     . Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     . Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     . Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     . Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     . Review accounting and financial human resources and succession planning within the company.

     . Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with the board of directors.

     . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                            2001 STOCK OPTION PLAN
                                      OF
                           WORLDQUEST NETWORKS, INC.


     1. Purpose. This plan (the "Plan") adopted effective as of January 15, 2001, is designed to encourage key employees and consultants of WORLDQUEST NETWORKS, INC. (the "Company"), as well as key employees and consultants of any subsidiary corporation, to acquire a proprietary interest in the Company and thus share in the future success of the Company's business. This Plan is intended as a means, not only of attracting and retaining outstanding management personnel and consultants who are in a position to make important and direct contributions to the success of the Company, but also of promoting a closer identity of interests between the Company's employees and its shareholders.

     2. Stock Options. Options granted under this Plan shall be Nonstatutory Stock Options ("Options") under the Internal Revenue Code of 1986, as amended (the "Code").

     3. Scope and Duration of the Plan. There will be reserved for sale upon the exercise of Options granted under this Plan Five Hundred Thousand (500,000) shares of the Company's authorized but unissued voting common stock. If an Option expires or terminates for any reason without having been fully exercised, the unpurchased shares will be available for other Options under the Plan. Unless this Plan is terminated earlier pursuant to Section 15 hereof, it shall terminate ten (10) years from its effective date and no Option shall be granted after that date; provided, however, that termination of this Plan will have no effect on the Options previously granted.

     4. Administration. The Plan shall be administered by the Board of Directors of the Company. Directors shall be eligible for the grant of Options hereunder.

     The Board of Directors has the responsibility to adopt such rules and regulations as it deems necessary or desirable for the proper administration of this Plan. Any decision or action taken or to be taken by the Board of Directors, arising out of or in connection with the construction, interpretation, and administration of this Plan shall, to the extent permitted by law, be within its absolute discretion, but subject to the express provisions of this Plan. Decisions of the Board of Directors shall be conclusive and binding upon all recipients of Options and any person claiming under or through any recipient of an Option.

     5. Eligible Employees. Options may be granted to directors and key employees of the Company and subsidiary corporations who otherwise comply with the requirements of this Plan. The Board of Directors has the authority, subject to the terms of this Plan, to determine key employees to whom Options shall be granted, the number of shares to be covered by each Option, form of payment, the time or times at which Options shall be granted, and the terms and provisions of the instruments evidencing Options. The term "key employee" shall include officers, executives and supervisory personnel of the Company. In determining the key employees and consultants to whom Options shall be granted and the number of shares to be issued on the exercise of an Option, the Committee shall take into account the duties of the key employees and consultants, their present and potential contributions to the success of the Company and its subsidiary corporations, and such other factors as the Committee deems relevant to accomplish the purpose of this Plan.

     6. Exercise Price. Subject to the provisions of Section 5 above, the price of the shares of common stock to be issued on exercise of Options shall be not less than the fair market value of such shares on the date an Option is granted, as determined by the Board of Directors in the exercise of its sole and exclusive judgment, which shall be binding upon all parties. If the Company's common stock is listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be deemed to be the closing sales price of the Company's common stock on NASDAQ on the date the Option is granted, or if no sale of the Company's common stock shall have been made on that date, on the next preceding day on which there was a sale of such stock. If the Company's common stock is listed on an established stock exchange, the fair market value shall be deemed to be the closing sales price of the stock on such exchange on the date the Option is granted, or if no sale of the Company's stock shall have been made on such day, then on the next preceding day on which there was a sale of such stock. Subject to the foregoing, the Board of Directors, in fixing the Option price, shall have full authority and discretion and their good faith judgment in establishing fair market value and in establishing the purchase price shall be conclusive.

     7. Term of Options. The term of each Option shall be determined by the Board of Directors, but shall not be for more than ten (10) years from the date the Option is granted.

     8. Exercise of Options. An Option may vest and be exercised on such terms and conditions as the Board of Directors shall determine, subject to the requirements of this Plan. Unless otherwise determined by the Board of Directors, the price of the shares purchased pursuant to an Option shall be paid in full at the time of exercise in cash or in such other consideration as the Board of Directors deems appropriate, including, without limitation, shares of common stock of the Company valued at fair market value (in the manner prescribed in Section 6 above) as of the date of exercise of the Option. No Option may be exercised during the optionee's lifetime unless the optionee is then an employee or consultant of the Company or a subsidiary corporation; provided that, in the event the optionee's employment terminates for reasons other than death or disability, the Option may be exercised during the three (3) month period following the termination of employment. Thereafter, the Option shall terminate and be at an end. In the case of disability or death, the Board of Directors may extend the Option for up to one (1) year. Notwithstanding the foregoing, Options granted to Directors may be exercisable for a period of up to seven (7) years following the date such Director ceases to be a Director of the Company.

     Whether an authorized leave of absence, disability, or temporary absence from employment for any other reason constitutes termination of employment for the purposes of this Plan shall be determined by the Board of Directors.

     9. Additional Restrictions Upon Exercise of Options. Options may be exercisable either in whole or in part. No less than one hundred (100) shares of common stock may be purchased at any one time unless the number purchased is the total number of shares at that time purchasable under the Option. The Board of Directors may impose such other restrictions upon the exercise of the Option or the transfer shares of common stock acquired upon the exercise of the Option as the Board of Directors deems necessary to comply with federal and state securities law.

     10. Nontransferability of Options. During the lifetime of the optionee, the Option shall be exercised only by the optionee. An Option granted under this Plan is not transferable by the optionee by operation of law or otherwise, except that in the event of death of the optionee while in the employ of the Company or a subsidiary, an Option granted hereunder may be exercised (subject to the time restrictions set forth in Section 7 hereof) at any time within one
(1) year after death, by the duly appointed personal representative of the optionee, or by any person or persons who shall acquire such Option directly from the optionee by bequest or inheritance.

     11. Adjustments for Changes in Capitalization. Notwithstanding any other provision of this Plan, each instrument evidencing an Option may contain such provision as the Board of Directors determines to be appropriate, if any, for the adjustment of the number and class of shares of common stock covered by the Option, the Option price, and the number of shares of common stock as to which the Option shall be exercisable at any time, in the event of changes in the outstanding shares of common stock of the Company by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, reorganizations, or liquidations.

     12. Events Accelerating Exercise of Options. If the shares of common stock of the Company are changed into or exchanged for shares of stock of another unrelated corporation or are converted to cash pursuant to a plan of merger, partial or complete liquidation or dissolution, each Option then outstanding (to the extent this Plan is not continued, as adjusted in the manner specified in Section 11 by the successor entity) shall be exercisable, with respect to all the shares of common stock covered thereby and without regard to the time the Option has been outstanding, beginning with the date the Board of Directors approves or authorizes such change or conversion, and ending two (2) days prior to the effective date of such change or conversion.

     13. Loans to Holders of Options. The Company may, in the sole discretion of the Board of Directors, directly or indirectly, lend money or credit to any employee for the purpose of assisting an optionee in purchasing shares of common stock to be issued upon the exercise of an Option granted under this Plan.

     14. Employment Rights; Noncompetition Covenants. Nothing in this Plan or any instrument evidencing an Option shall confer upon any employee any right to continue in the employment of the Company or a subsidiary corporation, nor be construed to interfere in any way with the right otherwise available to the Company or a subsidiary corporation to terminate the employee's employment at any time for any reason. The Board of Directors may condition each grant of an Option upon the recipient's agreement to execute and be bound by a noncompetition covenant following termination of such recipient's employment by the Company voluntarily by such recipient, or by the Company with or without cause, as the Board of Directors may determine in each individual instance.

     15. Amendment/Termination. The Board of Directors may amend or terminate this Plan from time to time in such respects as it may deem advisable; provided that the following revisions or amendments shall require approval at a duly held shareholders' meeting of the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote;

     (1) Any increase in the number of shares subject to the Plan, other than in connection with an adjustment under Section 12;

     (2) Any change in the designation of the class of employees or consultants eligible to be granted Options; or

     (3) Any material increase in the benefits accruing to participants in this Plan.

     16. Rights as a Shareholder. An optionee, or permitted transferee of an Option upon the death of an optionee, shall have no rights as a stockholder with respect to any shares of common stock covered by an Option until the date of the issuance of a stock certificate to and for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 12 above.

     17. Investment Purpose. Common stock acquired upon the exercise of an Option granted under this Plan may only be resold in the event such stock is registered under the Securities Act of 1933, as amended, or if, in the opinion of responsible counsel for the Company, such stock can be resold without such registration. Unless a registration statement with respect to such stock covering the holder of such Option is then in effect, each certificate issued pursuant to the exercise of such Option shall contain a legend to this effect.

     18. Other Provisions. The Option Agreements authorized under this Plan may contain such other provisions, including without limitation, restrictions upon the exercise of Options, as the Board of Directors shall deem advisable.

     19. Indemnification of Board of Directors. In addition to such other rights of indemnification as they may have as Directors, the Board of Directors shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Director is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after the institution of any such action, suit or proceeding, the Director shall, in writing, offer the Company the opportunity, at its own expense, to defend the same.

     20. Plan and Options Subject to Stockholder Ratification. Notwithstanding any other provision in this Plan to the contrary, this Plan and all Options granted pursuant to this Plan prior to the ratification and approval of this Plan by the Company's stockholders at the 2001 Annual Meeting of Stockholders shall be contingent upon such ratification and approval of this Plan by the stockholders at such Annual Meeting, and if this Plan is not ratified and approved by the stockholders at such Annual Meeting, then this Plan and all Options granted hereunder shall be cancelled and shall be deemed void ab initio. All Options granted prior to such ratification and approval shall include a similar provision stating that they will be cancelled and deemed void ab initio if such ratification and approval is not obtained. Further, no shares may be issued under this Plan or under any Options granted under this Plan prior to ratification and approval of this Plan at the 2001 Annual Meeting, and all Options granted prior to such ratification and approval shall include a similar statement.

     This Plan is executed effective as of January 15, 2001.


                                    WORLDQUEST NETWORKS, INC.


                                    By:     /s/ B. Michael Adler
                                       -----------------------------------------
                                         B. Michael Adler,
                                         Chief Executive Officer

                               Common Stock Proxy

                           WorldQuest Networks, Inc.

    This Common Stock Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of WorldQuest Networks, Inc. (the "Company") to be held at The Westin Galleria Hotel, located at 13340 Dallas Parkway, Dallas, Texas 75240, beginning at 9:00 a.m., Dallas time, on May 21, 2001 and the Proxy Statement in connection therewith and (2) appoints B. Michael Adler and Michael
R. Lanham, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

     1. ELECTION OF    [_] FOR all nominees listed below               [_] WITHHOLD AUTHORITY to vote for
        DIRECTORS          (except as marked to the contrary below)        all nominees listed below


      B. Michael Adler, Michael R. Lanham, E. Denton Jones, Nabil N. El-Hage, Robert A. Farmer and Elizabeth H. Buchler

      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

      _________________________________________________________________________

     2.   RATIFICATION     [_] FOR Ratification and Approval of     [_] AGAINST  Ratification and Approval of     [_]  ABSTAIN
          AND APPROVAL         the 2001 Plan described below            the 2001 Plan described below                  from voting
          OF 2001 PLAN




               The 2001 Plan is the 2001 Stock Option Plan of the Company under which 500,000 shares of Common Stock shall be reserved for issuance to key employees, directors and consultants of the Company pursuant to options granted by the Board of Directors.



     3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for ratification and approval of the 2001 Plan in item 2 above.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     Please date, sign and mail this proxy in the enclosed envelope.

                                    Date __________________ ____, 2001


                                    _________________________________________
                                           Signature of Stockholder


                                    _________________________________________
                                           Signature of Stockholder

                                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

                            GLAST, PHILLIPS & MURRAY
                           A PROFESSIONAL CORPORATION


                                                        2200 ONE GALLERIA TOWER
                            ATTORNEYS AND COUNSELORS    13355 NOEL ROAD, L.B. 48
MICHAEL D. PARSONS, P.C.                                DALLAS, TEXAS 75240-6657

DIRECT DIAL NUMBER:                                    TELEPHONE: (972) 419-8300
(972) 419-8311                                            FAX: (972) 419-8329
mparsons@gpm-law.com

                                April 16, 2001


Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza
Washington, D.C.  20549-1004

     Re:  WorldQuest Networks, Inc./Schedule 14A

Ladies and Gentlemen:

     Enclosed for filing on behalf of WorldQuest Networks, Inc. (the "Company") is Schedule 14A and the related Proxy Statement, Notice of Annual Meeting and "form" of Proxy. Also enclosed as an appendix and as supplemental information is a copy of the 2001 Stock Option Plan.

     As supplemental information, the Company informs the Commission that the options and shares issuable upon exercise of the options have been registered under the Securities Act of 1933 under Form S-8 Registration Statement No. 333-54498, which was filed with the Commission on January 29, 2001.

     Please call the undersigned if you need additional information or if you have any questions.

                                        Yours truly,

                                        /s/ Mike Parsons

                                        Mike Parsons

MDP/jsk

Enclosures

cc:  Mr. Mark Levy (w/out encl.; via fax)